UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934

Date of Report (Date of earliest event reported)
August 28, 2015

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 8.01 Other Events

The form of Performance Share Unit Award Agreement (including the form of Notice of Grant) under The Estée Lauder Companies Inc. Amended and Restated 2002 Share Incentive Plan filed herewith as Exhibit 10.1 will be used for awards to employees including Executive Officers.

ITEM 9.01 Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

10.1
Form of Performance Share Unit Award Agreement for Employees including Executive Officers under The Estée Lauder Companies Inc. Amended and Restated 2002 Share Incentive Plan (including Form of Notice of Grant)*

* Exhibit is a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTĒE LAUDER COMPANIES INC.

Date: August 28, 2015	By:	/s/ Spencer G. Smul
Spencer G. Smul Senior Vice President, Deputy General Counsel and Secretary

THE ESTEE LAUDER COMPANIES INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Performance Share Unit Award Agreement for Employees including Executive Officers under The Estée Lauder Companies Inc. Amended and Restated 2002 Share Incentive Plan (including Form of Notice of Grant)*

* Exhibit is a management contract or compensatory plan or arrangement.